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                                                                   EXHIBIT 10.25

                                             Name of Employee __________________
                                            Purchase Commitment $_______________
                                              ($100 per Unit)


                                 GUITAR CENTER, INC.

                     SUPPLEMENTAL EMPLOYEE STOCK PURCHASE PROGRAM

                                 INVESTMENT AGREEMENT


Guitar Center, Inc.
5155 Clareton Drive
Agoura Hills, California 91301

Ladies and Gentlemen:

         The undersigned employee of Guitar Center, Inc. (the "COMPANY") hereby confirms his irrevocable commitment to purchase the number of Units (as defined) of capital stock of the Company indicated below for a purchase price of $100 per Unit in cash, consistent with the terms described below in this letter. By signing below, the undersigned will be legally obligated to deliver such funds to the Company and the Company to deliver the shares upon the terms and subject to the conditions set forth below. Specifically, we agree as follows:

    1. UNITS OFFERED. Subject to the provisions of Section 7 below, each Unit will consist of one share of Common Stock, $.01 par value ("COMMON STOCK"), of the Company and 0.99 share of Junior Preferred Stock, $.01 par value, of the Company, liquidation preference $100 per share ("JUNIOR PREFERRED STOCK").

    2. CLOSING. The closing of the sale of the Units shall be held on such date (the "CLOSING DATE") as the Company shall determine, PROVIDED that for purposes of this investment agreement (the "INVESTMENT AGREEMENT"), the Closing Date may not occur after February 14, 1997 without the undersigned's consent. On the Closing Date, the undersigned will deliver the cash payment identified above and the Company will issue the related Units. The Units subscribed for shall not be deemed issued to, or owned by, the undersigned until such closing is completed.

    3. ALLOCATION. The Company reserves the right to accept or reject in its absolute discretion this and any other subscription for Units in whole or in part, in any order, at any time prior to the Closing Date, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription. Subscriptions are subject to allotment before or after acceptance.


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    4.   RESTRICTIONS ON SHARES.  The undersigned acknowledges that the Units to be issued may not be sold until the second anniversary of the actual Closing Date of this offering (this two year period is referred to as the "RESTRICTED PERIOD"). If the undersigned is still an employee of the Company at the end of the Restricted Period, the undersigned will be free to sell the shares into the public market in reliance on Rule 144 under the Securities Act of 1933, as amended (the "SECURITIES ACT") if a public market has developed. This rule requires that sales be made in normal brokerage transactions, after appropriate notice filings are made. If, however, no public market develops, the undersigned will be obliged to hold the Units indefinitely.

         If employment of the undersigned with the Company is terminated for any reason prior to the end of the Restricted Period (whether with or without cause and with or without notice), the Company may at that time repurchase the Units from the undersigned for a cash purchase price equal to the original purchase price paid by the undersigned, plus 7% per annum. Alternatively, the Company may elect not to exercise this option in which event the undersigned will be free to sell the Units after the expiration of the Restricted Period. The Company must make its election whether or not to repurchase shares held by the undersigned within 30 days of the day the undersigned's employment with the Company is terminated. The Company is under no obligation to repurchase such shares.

         In order to enforce the restrictions described above and the other restrictions imposed by applicable securities laws, the certificates for the Units (i) will be held by the Company as custodian for the undersigned until the Restricted Period expires and (ii) for so long as required by applicable law, shall bear a legend to the effect that such shares have not been registered under the federal and state laws, may only be transferred in connection with a registered offering or an exemption from the registration requirements of such laws, and are subject to the repurchase and other rights contained in this Investment Agreement.

    5. TAX MATTERS. It is the intention of the Company and the undersigned that the Units will constitute restricted stock for purpose of Section 83 of the Internal Revenue Code of 1986, as amended (the "CODE"). Accordingly, the undersigned should not recognize compensation income upon receipt of the Units. Instead, the undersigned should recognize compensation income on the date the restrictions on the Units lapse. Such restrictions lapse upon the earlier of the following: (i) the end of the Restricted Period, or (ii) thirty days after the termination of employment of the undersigned, if the Company does not elect to exercise its right to repurchase the Units. The amount of income required to be recognized should be equal to the fair market value of the Units on the date the restrictions lapse less the amount paid for the Units.

         In the event employment of the undersigned is terminated prior to the end of the Restricted Period and the Company exercises its right to repurchase the Units, the undersigned should recognize compensation income on the date of repurchase equal to the amount received upon repurchase less the amount paid for the Units.

         If an election is made under Section 83(b) of the Code, the undersigned should recognize compensation income upon receipt of the Units, without regard to whether or not


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the restrictions have lapsed.  In this event, the amount of income required to be recognized should be equal to the fair market value of the Units on the date of receipt less the amount paid for the Units. Any gain or loss recognized on a subsequent disposition of the Units should not constitute compensation income, but should be treated as gain or loss from the sale or exchange of stock.

         AT SUCH TIME AS THE UNDERSIGNED IS REQUIRED TO RECOGNIZE COMPENSATION INCOME FROM THE UNITS, EITHER DUE TO THE LAPSE OF THE RESTRICTIONS ON THE UNITS OR THE COMPANY'S EXERCISE OF ITS RIGHT TO REPURCHASE THE UNITS, THE COMPANY WILL BE REQUIRED TO WITHHOLD EMPLOYMENT TAXES ON THE COMPENSATION INCOME. THIS WITHHOLDING TAX OBLIGATION, TO BE DETERMINED BY THE COMPANY, WILL BE REMITTED BY THE UNDERSIGNED TO THE COMPANY AT SUCH TIME AS IS REQUIRED FOR THE COMPANY TO TIMELY REMIT ITS WITHHOLDING TAX RETURNS.

    6. REPRESENTATIONS TO THE COMPANY. In order to document the compliance by the Company with applicable federal and state securities laws, the undersigned hereby confirms to the Company, on and as of the date of this Investment Agreement and on and as of the Closing Date, that:

         (a) The undersigned is acquiring the Units for the undersigned's own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has or will have a direct or indirect beneficial interest in such Units;

         (b)  The undersigned:

              (i) understands that the offering and sale of the Units is intended to be a transaction by an issuer not involving any public offering exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder;

              (ii) understands and acknowledges that there are substantial risks of loss of investment involved in an investment in the Units, and that the investment in the Units is an illiquid investment and the undersigned must bear the economic risk of investment in the Units for an indefinite period of time, and the undersigned represents and warrants that he has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and possible contingencies and has no need for liquidity with respect to his investment in the Units and that, at this time, he could bear a complete loss of his investment therein;

              (iii) understands that there is no established market for the Units and there can be, and has been, no assurance that a public market for such interests will develop;

              (iv) has been furnished with a copy of a Prospectus dated November 12, 1996, which was included in the Registration Statement on Form S-1 filed by the


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Company with the Securities and Exchange Commission ("PROSPECTUS"), and any
documents that may have been available otherwise or upon his request; has carefully read the information contained therein and understands and has evaluated the risks of a purchase of the Units;

              (v) has retained a "Purchaser Representative" (as such term is defined in Rule 501 under the Securities Act) who possesses such knowledge and experience in financial and business matters, including investments of the type represented by the Units, as to be capable of evaluating the merits and risks of investment in the Company;

              (vi) has along with his purchaser representative been furnished with a copy of the offering materials prepared in connection with this offering and any documents that may have been made available otherwise or upon his request or that of his purchaser representative;

              (vii) has along with his purchaser representative been given the opportunity to ask questions of, and receive answers from, the Company regarding the Company's results of operation, financial condition, business, assets and prospects, the terms and conditions of the offering and other matters pertaining to investment in the Company; and has along with his purchaser representative been given the opportunity to obtain such additional information that is necessary for him along with his purchaser representative to evaluate the merits and risks of investment in the Company; and

              (viii) has not been furnished with any oral representation, warranty or information in connection with the offering of the Units, except as indicated above;

         (c) THE UNDERSIGNED RECOGNIZES THAT THE OFFERING MATERIALS, THIS INVESTMENT AGREEMENT AND THE OTHER INFORMATION FURNISHED BY THE COMPANY DO NOT CONSTITUTE INVESTMENT, ACCOUNTING, TAX OR LEGAL ADVICE; MOREOVER, THE UNDERSIGNED IS NOT RELYING ON THE COMPANY WITH RESPECT TO TAX AND OTHER ECONOMIC CONSIDERATIONS OF THE UNDERSIGNED RELATED TO THIS INVESTMENT;

         (d) The undersigned further represents and warrants that (i) the undersigned is empowered and authorized to enter into this Investment Agreement,
(ii) this Investment Agreement is valid and binding upon undersigned and is enforceable against the undersigned in accordance with its terms (subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and subject to general principles of equity), and (iii) this Investment Agreement does not conflict with any law, court or administrative order or material agreement to which the undersigned is a party or by which any of its assets may be bound; and

         (e) The undersigned accepts and agrees to be bound by the rights, restrictions, preferences and privileges of the Units, the terms of the Stockholders Agreement


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dated June 5, 1996 by and among the Company and the stockholders party thereto
(the "STOCKHOLDERS AGREEMENT") and the terms of the Registration Rights Agreement dated June 5, 1996 by and among the Company and the stockholders party thereto (the "REGISTRATION RIGHTS AGREEMENT"); the undersigned agrees to execute, on or prior to the Closing Date, a joinder to the Stockholders Agreement (in substantially the form of Exhibit A attached hereto), a counterpart to the Registration Rights Agreement (in substantially the form of Exhibit B attached hereto) and a spousal consent (in substantially the form of Exhibit C attached hereto).

         The foregoing acknowledgements, representations and agreements shall survive the Closing Date.

    7. ADJUSTMENTS. The undersigned and the Company understand and agree that the one share of Common Stock and the 0.99 of a share of Junior Preferred Stock that constitute one Unit are as of December 30, 1996 and shall be adjusted if the outstanding shares of Common Stock or Junior Preferred Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, including, without limitation, the Common Stock split and Junior Preferred Stock conversion that were approved by the Board of Directors of the Company at its meeting duly held on January 15, 1997 (a "UNIT ADJUSTMENT"). In the event of a Unit Adjustment, there shall not be any change to the aggregate purchase price applicable to all Units purchased hereunder as a result of such Unit Adjustment.

    8. LEGAL FEES AND COSTS. The undersigned agrees to pay the legal fees and costs of the "Purchaser Representative" (as such term is defined in Rule 501 under the Securities Act) incurred in connection with this transaction PRO RATA based on the number of Units purchased by the undersigned (relative to the number of Units purchased by other purchasers on the Closing Date pursuant to the terms of an investment agreement, substantially in the form of this Investment Agreement).

    9.   MISCELLANEOUS.

         (a) MODIFICATION. Neither this Investment Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         (b) COUNTERPARTS. This Investment Agreement may be executed in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

         (c) BINDING EFFECT. Except as otherwise provided herein, this Investment Agreement shall be binding upon and inure to the benefit of the parties hereto and their administrators, successors, legal representatives and assigns.


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         (d)  GENDER.  As used herein, masculine pronouns shall include the feminine and neuter, and the singular shall be deemed to include the plural.

         (e) ENTIRE AGREEMENT. This Investment Agreement contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         (f) ASSIGNABILITY. This Investment Agreement is not transferable or assignable by the undersigned.

         (g) APPLICABLE LAW. This Investment Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to Delaware's principles of conflicts of laws).

         (h) STATE SECURITIES LAWS. The offering and sale of Units is intended to be exempt from registration under the securities laws of certain states. All subscribers must note that there are significant restrictions on transfer of the Units, as agreed upon in Section 4 of this Investment Agreement.


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    10.  ACKNOWLEDGMENT.   The undersigned acknowledges (a) that he has
consulted with or has had the opportunity to consult with a "Purchaser Representative" (as such term is defined in Rule 501 under the Securities Act) concerning this Agreement and has been advised to do so by the Company, and
(b) that he has read and understands the Investment Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

         IN WITNESS WHEREOF, the undersigned has executed this INVESTMENT AGREEMENT as of the 30th day of December, 1996.


Number of Units Acquired                         Purchase Price

                                            $
------------------------------               -----------------------------

                                            ------------------------------

                                                 (Name of Individual)
                                                 (Please Type or Print)


                                            Name:
                                                 -------------------------
                                                        (Signature)


                                            Address:
                                                    ----------------------

                                            ------------------------------


ACCEPTED AND AGREED as of the
___ day of January, 1997


GUITAR CENTER, INC.


By:
   ---------------------------
      Authorized Signatory


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                                                                       EXHIBIT A

                            MANAGEMENT STOCKHOLDER JOINDER


         By execution of this Management Stockholder Joinder, the undersigned agrees to become a party to that certain Stockholders Agreement dated as of June 5, 1996, among Guitar Center Company, Inc., a Delaware corporation, and certain of its stockholders (the "STOCKHOLDERS AGREEMENT"). The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Management Stockholder.

         Notwithstanding Section 4(a) of the Stockholders Agreement, the undersigned acknowledges and agrees that if employment of the undersigned with the Company is terminated for any reason (whether with or without cause and with or without notice) prior to the end of the Restricted Period (as such term is defined in the Investment Agreement dated as of December 30, 1996 by and between the Company and the undersigned (the "INVESTMENT AGREEMENT")), the second paragraph of Section 4 of the Investment Agreement shall govern the Company's right to repurchase any of the undersigned's Units purchased pursuant to the Investment Agreement.


Name:
    --------------------------------
Address for Notices:                        with copies to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Signature:
                                                      ------------------------
                                            Date:
                                                 -----------------------------


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                                                                       EXHIBIT B

                      REGISTRATION RIGHTS AGREEMENT COUNTERPART


         By execution of this Registration Rights Agreement Counterpart, the undersigned executes, adopts and agrees to the terms and conditions of the Registration Rights Agreement dated as of June 5, 1996, among Guitar Center Company, Inc., a Delaware corporation, and certain of its stockholders (the "REGISTRATION RIGHTS AGREEMENT"). The undersigned hereby becomes a Shareholder for purposes of the Registration Rights Agreement.




Name:
    --------------------------------------------
    (Please print name and sign name)

         The Company hereby consents and agrees to the admission of _________________ as a Shareholder for purposes of the Registration Rights Agreement.


GUITAR CENTER INC.



By_______________________________
   Name:
   Title:



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                                                                       EXHIBIT C

                           CONSENT AND AGREEMENT OF SPOUSE


    I, ____________________________________, am the spouse of
________________________, one of the stockholders of Guitar Center, Inc., a Delaware corporation (the "COMPANY"). I understand that my spouse is a party to that certain Stockholders Agreement dated as of June 5, 1996 by and among the Company and certain of its stockholders (the "STOCKHOLDERS AGREEMENT"), and that I have reviewed the Stockholders Agreement.

    The Agreement contains certain provisions regarding my acquiring or retaining any equity securities, or rights to receive equity securities (the "SECURITIES") issued by the Company. I agree that I may not acquire any Securities (whether by gift, purchase, will, intestate succession, operation of law or decree, order or injunction of any court, division of community or marital property or otherwise), except in compliance with the terms of the Stockholders Agreement. I acknowledge and understand that if I ever propose to acquire any Securities in compliance with the Agreement, I must first agree to become a party to the Stockholders Agreement.


Executed as of ________________________, 1997.



Name:_______________________________________
    (Please print name and sign name)


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